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                                                                Exhibit (10)(nn)

                               SIXTH AMENDMENT TO
                        THE REYNOLDS AND REYNOLDS COMPANY
                               401(K) SAVINGS PLAN
                          (JANUARY 1, 1994 RESTATEMENT)
                          -----------------------------


     The Reynolds and Reynolds Company hereby amends The Reynolds and Reynolds Company 401(k) Savings Plan (January 1, 1994 Restatement) (the "Plan") as follows:

     Effective as of January 23, 1996, the definition of "Enrollment Date" in
Section 1.1 of the Plan is amended by adding as a new sentence at the end thereof the following:

         Notwithstanding the foregoing, with respect to persons who were employees of Jordan Graphics, Inc. on January 23, 1996 and became Employees on January 23, 1996, January 23, 1996, shall be an Enrollment Date.

                                      * * *

     IN WITNESS WHEREOF, The Reynolds and Reynolds Company has caused this Amendment to be executed by its duly authorized officer on this 22nd day of January, 1996.

ATTEST:                            THE REYNOLDS AND REYNOLDS COMPANY


__________________                 By:______________________________
                                     Title: